UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2012

CENTURY PROPERTIES GROWTH FUND XXII, LP

(Exact name of Registrant as specified in its charter)

Delaware	0-13418	94-2939418
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

Century Properties Growth Fund XXII, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in Wood Creek CPGF 22, L.P., a Delaware limited partnership (the “Partnership”). The Partnership owns Wood Creek Apartments (“Wood Creek”), a 432-unit apartment complex located in Mesa, Arizona.

As previously disclosed, on January 25, 2012, the Partnership entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, APC 2010 Investment, LLC, a Delaware limited liability company (the “Purchaser”), to sell Wood Creek to the Purchaser for a total sales price of $28,000,000.

On February 24, 2012, the Purchaser delivered written notice of its election to terminate the Purchase Agreement. Pursuant to its terms, the Purchase Agreement was terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES GROWTH FUND XXII, LP

By:  FOX PARTNERS IV

General Partner

By:  FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: February 28, 2012